Exhibit 99.1

News Release

M.D.C. HOLDINGS ANNOUNCES 2018 THIRD QUARTER RESULTS

Strong performance highlighted by a 31% year-over-year increase in home sale revenues, a 140 basis point expansion of home sales gross margins and a 90 basis point improvement in SG&A rate during the third quarter of 2018.

DENVER, COLORADO, Thursday, November 1, 2018. M.D.C. Holdings, Inc. (NYSE: MDC) announced results for the third quarter ended September 30, 2018.

Larry A. Mizel, MDC’s Chairman and Chief Executive Officer, stated, “MDC turned in another strong performance in the third quarter of 2018, highlighted by a 31% year-over-year increase in home sale revenues, a 210 basis point expansion in home sales gross margins excluding impairments and a 90 basis point improvement in our SG&A rate. We continued to see solid demand for our homes, as evidenced by our order pace of 2.7 homes per community per month, which was similar to the same quarter a year ago. After steady home price appreciation during the past few years and recent interest rate increases, national new home sales have slowed during the third quarter, relative to the robust increases seen during the past few years. This is an expected part of a housing cycle. However, we believe that our industry still has the potential for continued expansion, given the strength of the underlying fundamentals.”

Mr. Mizel continued, “We continue to position our company for targeted growth, with an emphasis on growing our presence in the affordable market segment. Our affordable product communities have delivered above average order paces and gross margins over the last several quarters, and we believe that this trend will continue. With our mix shift to more affordable product and our expectation for 10% growth in active community count at the end of 2018, we feel that we are in a great position to take market share and grow our operations.”

2018 Third Quarter Highlights and Comparisons to 2017 Third Quarter

●	Home sale revenues up 31% to $766.0 million from $584.9 million
o	Average selling price of homes delivered up 9% to $483,600
●	Pretax income of $67.4 million vs. $89.7 million in 2017 third quarter
o	$52.2 million gain on investments in 2017 third quarter vs $3.0 million gain in 2018 third quarter
o	Excluding gain on investments, pretax income increased 72% to $64.4 million from $37.5 million
●	Net income of $53.4 million, or $0.93 per diluted share, down 13% from $61.2 million or $1.07 per diluted share*
o	Effective tax rate of 20.8% vs. 31.8%
●	Gross margin from home sales up 140 basis points to 17.7% from 16.3%
o	$11.1 million impairment charge in 2018 third quarter vs. $4.5 million in 2017 third quarter
o	Excluding impairments, gross margins increased 210 basis points to 19.2% from 17.1%
●	Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") improved by 90 basis points to 10.9% from 11.8%
●	Dollar value of net new orders of $581.2 million vs. $596.7 million in 2017 third quarter

o     Unit net orders increased 2% to 1,290

o	Monthly sales absorption pace of 2.67
●	Lot purchase approvals increased by 16% to 2,878 lots in 34 communities

* Per share amount for the 2017 third quarter has been adjusted for the 8% stock dividend declared and paid in the 2017 fourth quarter

2018 Outlook – Selected Information

●	Backlog dollar value at September 30, 2018 up 6% year-over-year to $1.80 billion
o	Gross margin from home sales in backlog at 9/30/2018 roughly even with 2018 third quarter closing gross margin (excluding impairments) of 19.2%
o	Backlog conversion ratio (home deliveries divided by beginning backlog) for the fourth quarter estimated to be in the 45% to 47% range
●	Active subdivision count at 9/30/2018 of 158, up 3% year-over-year and 5% from 12/31/2017
o	Targeting a 10% year-over-year increase in active subdivision count by year end (from 151 at 12/31/2017 to at least 166 at 12/31/2018)
●	Lots controlled of 25,011 at 9/30/2018, up 32% year-over-year
●	Quarterly dividend of $0.30 ($1.20 annualized) declared in October 2018, up 30% year-over-year (after adjusting for 8% stock dividend in December 2017)
●	Estimated effective tax rate for the fourth quarter of 2018 between 17% and 19%
o	Includes expected benefits related to changes in tax methods

 About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 200,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, South Florida, Seattle and Portland. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended September 30, 2018, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:	Robert N. Martin Senior Vice President and Chief Financial Officer 1-866-424-3395 IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
	(Dollars in thousands, except per share amounts)
	(Unaudited)
Homebuilding:
Home sale revenues	$766,027	$584,947	$2,123,323	$1,796,046
Land sale revenues	-	1,340	-	2,938
Total home and land sale revenues	766,027	586,287	2,123,323	1,798,984
Home cost of sales	(619,248)	(485,147)	(1,722,283)	(1,493,166)
Land cost of sales	-	(1,259)	-	(2,672)
Inventory impairments	(11,098)	(4,540)	(11,848)	(9,390)
Total cost of sales	(630,346)	(490,946)	(1,734,131)	(1,505,228)
Gross profit	135,681	95,341	389,192	293,756
Selling, general and administrative expenses	(83,523)	(69,102)	(236,435)	(206,109)
Interest and other income	1,953	54,548	5,586	59,722
Other expense	(1,128)	(618)	(2,562)	(1,635)
Other-than-temporary impairment of marketable securities	-	-	-	(51)
Homebuilding pretax income	52,983	80,169	155,781	145,683

Financial Services:
Revenues	19,611	17,464	60,018	54,516
Expenses	(9,408)	(8,849)	(27,850)	(25,247)
Interest and other income	4,234	925	6,619	3,142
Other-than-temporary impairment of marketable securities	-	(29)	-	(160)
Financial services pretax income	14,437	9,511	38,787	32,251

Income before income taxes	67,420	89,680	194,568	177,934
Provision for income taxes	(14,028)	(28,517)	(38,513)	(60,651)
Net income	$53,392	$61,163	$156,055	$117,283

Other comprehensive loss related to available for sale securities, net of tax	-	(23,175)	-	(19,245)
Comprehensive income	$53,392	$37,988	$156,055	$98,038

Earnings per share:
Basic	$0.94	$1.09	$2.77	$2.10
Diluted	$0.93	$1.07	$2.72	$2.07

Weighted average common shares outstanding:
Basic	56,171,619	55,782,389	56,023,996	55,623,225
Diluted	57,226,659	56,809,208	57,029,715	56,428,247

Dividends declared per share	$0.30	$0.23	$0.90	$0.69

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

	September 30,	December 31,
	2018	2017
	(Dollars in thousands, except
	per share amounts)
	(Unaudited)
ASSETS
Homebuilding:
Cash and cash equivalents	$360,947	$472,957
Marketable securities	-	49,634
Restricted cash	7,866	8,812
Trade and other receivables	56,469	53,362
Inventories:
Housing completed or under construction	1,073,909	936,685
Land and land under development	1,034,025	893,051
Total inventories	2,107,934	1,829,736
Property and equipment, net	56,693	26,439
Deferred tax asset, net	36,815	41,480
Prepaid and other assets	52,988	75,666
Total homebuilding assets	2,679,712	2,558,086
Financial Services:
Cash and cash equivalents	49,979	32,471
Marketable securities	49,006	42,004
Mortgage loans held-for-sale, net	114,836	138,114
Other assets	14,637	9,617
Total financial services assets	228,458	222,206
Total Assets	$2,908,170	$2,780,292
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$52,070	$39,655
Accrued liabilities	175,110	166,312
Revolving credit facility	15,000	15,000
Senior notes, net	987,617	986,597
Total homebuilding liabilities	1,229,797	1,207,564
Financial Services:
Accounts payable and accrued liabilities	54,847	53,101
Mortgage repurchase facility	90,784	112,340
Total financial services liabilities	145,631	165,441
Total Liabilities	1,375,428	1,373,005
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 56,614,726 and 56,123,228 issued and outstanding at September 30, 2018 and December 31, 2017, respectively	566	561
Additional paid-in-capital	1,162,924	1,144,570
Retained earnings	369,252	258,164
Accumulated other comprehensive income	-	3,992
Total Stockholders' Equity	1,532,742	1,407,287
Total Liabilities and Stockholders' Equity	$2,908,170	$2,780,292

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
	(Dollars in thousands)
	(Unaudited)
Operating Activities:
Net income	$53,392	$61,163	$156,055	$117,283
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	2,425	1,062	8,500	3,100
Depreciation and amortization	5,454	1,501	15,406	4,205
Inventory impairments	11,098	4,540	11,848	9,390
Other-than-temporary impairment of marketable securities	-	29	-	211
Net gain on sale of available-for-sale marketable securities	-	(16,364)	-	(18,122)
Net gain on marketable equity securities	(3,004)	-	(3,129)	-
Gain on sale of metropolitan district bond securities (related party)	-	(35,847)		(35,847)
Amortization of discount / premiums on marketable debt securities, net	-	-	(366)	-
Deferred income tax expense	535	12,762	4,092	22,795
Net changes in assets and liabilities:
Trade and other receivables	(4,732)	(5,300)	(7,049)	119
Mortgage loans held-for-sale	(7,651)	5,479	23,278	48,970
Housing completed or under construction	1,919	(62,290)	(131,657)	(101,997)
Land and land under development	(65,506)	(17,635)	(149,963)	19,886
Prepaid expenses and other assets	(7,220)	(3,627)	(12,328)	(11,229)
Accounts payable and accrued liabilities	10,232	6,500	26,067	15,345
Net cash provided by (used in) operating activities	(3,058)	(48,027)	(59,246)	74,109

Investing Activities:
Purchases of marketable securities	(2,524)	(5,561)	(17,183)	(17,604)
Maturities of marketable securities	-	-	50,000	-
Sales of marketable securities	850	71,865	13,310	83,315
Proceeds from sale of metropolitan district bond securities (related party)	-	44,253	-	44,253
Purchases of property and equipment	(6,848)	(553)	(19,899)	(1,917)
Net cash provided by (used in) investing activities	(8,522)	110,004	26,228	108,047

Financing Activities:
Payments on mortgage repurchase facility, net	9,965	(4,024)	(21,556)	(49,382)
Advances on revolving credit facility	-	-	-	-
Dividend payments	(16,940)	(12,984)	(50,733)	(38,793)
Payments of deferred financing costs	-	(2,630)	-	(2,630)
Proceeds from exercise of stock options	4,024	1,199	9,859	8,503
Net cash used in financing activities	(2,951)	(18,439)	(62,430)	(82,302)

Net increase (decrease) in cash, cash equivalents and restricted cash	(14,531)	43,538	(95,448)	99,854
Cash, cash equivalents and restricted cash:
Beginning of period	433,323	343,003	514,240	286,687
End of period	$418,792	$386,541	$418,792	$386,541

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$360,947	$351,399	$360,947	$351,399
Restricted cash	7,866	8,723	7,866	8,723
Financial Services:
Cash and cash equivalents	49,979	26,419	49,979	26,419
Total cash, cash equivalents and restricted cash	$418,792	$386,541	$418,792	$386,541

New Home Deliveries

	Three Months Ended September 30,
	2018			2017			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price
	(Dollars in thousands)
West	836	$409,001	$489.2	747	$326,804	$437.5	12%	25%	12%
Mountain	535	272,989	510.3	359	165,726	461.6	49%	65%	11%
East	213	84,037	394.5	211	92,417	438.0	1%	(9)%	(10)%
Total	1,584	$766,027	$483.6	1,317	$584,947	$444.2	20%	31%	9%

	Nine Months Ended September 30,
	2018			2017			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price
	(Dollars in thousands)
West	2,286	$1,120,316	$490.1	2,180	$959,641	$440.2	5%	17%	11%
Mountain	1,473	750,162	509.3	1,190	561,620	471.9	24%	34%	8%
East	611	252,845	413.8	615	274,785	446.8	(1)%	(8%)	(7)%
Total	4,370	$2,123,323	$485.9	3,985	$1,796,046	$450.7	10%	18%	8%

Net New Orders

	Three Months Ended September 30,
	2018				2017				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	690	$316,556	$458.8	3.06	692	$336,730	$486.6	3.20	(0)%	(6)%	(6)%	(4)%
Mountain	418	206,945	495.1	2.22	381	185,766	487.6	2.43	10%	11%	2%	(9)%
East	182	57,649	316.8	2.64	197	74,219	376.7	2.35	(8)%	(22)%	(16)%	12%
Total	1,290	$581,150	$450.5	2.67	1,270	$596,715	$469.9	2.78	2%	(3)%	(4)%	(4)%

	Nine Months Ended September 30,
	2018				2017				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	2,743	$1,274,115	$464.5	4.14	2,443	$1,124,514	$460.3	3.64	12%	13%	1%	14%
Mountain	1,593	814,939	511.6	3.02	1,463	704,959	481.9	3.24	9%	16%	6%	(7)%
East	579	207,394	358.2	2.78	658	271,159	412.1	2.30	(12)%	(24)%	(13)%	21%
Total	4,915	$2,296,448	$467.2	3.51	4,564	$2,100,632	$460.3	3.24	8%	9%	1%	8%

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%	September 30,		%
	2018	2017	Change	2018	2017	Change	2018	2017	Change
West	73	76	(4)%	75	72	4%	74	75	(1)%
Mountain	64	55	16%	63	52	21%	59	50	18%
East	21	23	(9)%	23	28	(18)%	23	31	(26)%
Total	158	154	3%	161	152	6%	156	156	0%

Backlog

	September 30,
	2018			2017			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	1,908	$939,247	$492.3	1,610	$820,222	$509.5	19%	15%	(3)%
Mountain	1,373	717,988	522.9	1,341	663,505	494.8	2%	8%	6%
East	423	145,829	344.7	512	224,565	438.6	(17)%	(35)%	(21)%
Total	3,704	$1,803,064	$486.8	3,463	$1,708,292	$493.3	7%	6%	(1)%

Homes Completed or Under Construction (WIP lots)

	September 30,		%
	2018	2017	Change
Unsold:
Completed	129	78	65%
Under construction	311	218	43%
Total unsold started homes	440	296	49%
Sold homes under construction or completed	2,835	2,591	9%
Model homes under construction or completed	403	319	26%
Total homes completed or under construction	3,678	3,206	15%

Lots Owned and Optioned (including homes completed or under construction)

	September 30, 2018			September 30, 2017
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	7,736	4,215	11,951	6,230	1,905	8,135	47%
Mountain	6,020	3,648	9,668	5,078	3,092	8,170	18%
East	1,895	1,497	3,392	1,345	1,309	2,654	28%
Total	15,651	9,360	25,011	12,653	6,306	18,959	32%

Selling, General and Administrative Expenses

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	Change	2018	2017	Change
	(Dollars in thousands)
General and administrative expenses	$40,237	$33,170	$7,067	$116,362	$97,831	$18,531
General and administrative expenses as a percentage of home sale revenues	5.3%	5.7%	(40) bps	5.5%	5.4%	10 bps

Marketing expenses	$18,102	$16,445	$1,657	$50,888	$48,545	$2,343
Marketing expenses as a percentage of home sale revenues	2.4%	2.8%	(40) bps	2.4%	2.7%	(30) bps

Commissions expenses	$25,184	$19,487	$5,697	$69,185	$59,733	$9,452
Commissions expenses as a percentage of home sale revenues	3.3%	3.3%	0 bps	3.3%	3.3%	0 bps

Total selling, general and administrative expenses	$83,523	$69,102	$14,421	$236,435	$206,109	$30,326
Total selling, general and administrative expenses as a percentage of home sale revenues	10.9%	11.8%	(90) bps	11.1%	11.5%	(40) bps

Capitalized Interest

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
	(Dollars in thousands)
Homebuilding interest incurred	$15,641	$13,212	$46,905	$39,594
Less: Interest capitalized	(15,641)	(13,212)	(46,905)	(39,594)
Homebuilding interest expensed	$-	$-	$-	$-

Interest capitalized, beginning of period	$58,227	$62,091	$57,541	$68,085
Plus: Interest capitalized during period	15,641	13,212	46,905	39,594
Less: Previously capitalized interest included in home and land cost of sales	(16,636)	(15,087)	(47,214)	(47,463)
Interest capitalized, end of period	$57,232	$60,216	$57,232	$60,216

Reconciliation of Non-GAAP Financial Measures

Below is a reconciliation of gross margin from home sales to gross margin from home sales excluding inventory impairments, warranty adjustments and interest in cost of sales. The table below reconciles each of these non-GAAP financial measures to gross margin as calculated based on GAAP. We believe this information is relevant and meaningful as it provides our investors and analysts with the impact that interest, warranty and impairments have on our Gross Margin from Home Sales and permits investors to make better comparisons with our competitors, who also break out and adjust gross margins in a similar fashion.

	Three Months Ended
	September 30, 2018	Gross Margin %	September 30, 2017	Gross Margin %
	(Dollars in thousands)
Gross Margin	$135,681	17.7%	$95,341	16.4%
Less: Land Sale Revenues	-		(1,340)
Add: Land Cost of Sales	-		1,259
Gross Margin from Home Sales	135,681	17.7%	95,260	16.3%
Add: Inventory Impairments	11,098		4,540
Gross Margin from Home Sales Excluding Inventory Impairments	146,779	19.2%	99,800	17.1%
Add: Warranty Adjustments	-		(425)
Gross Margin from Home Sales Excluding Inventory Impairments and Warranty Adjustments	146,779	19.2%	99,375	17.0%
Add: Interest in Cost of Sales	16,636		15,087
Gross Margin from Home Sales Excluding Inventory Impairments,
Warranty Adjustments, and Interest in Cost of Sales	$163,415	21.3%	$114,462	19.6%